UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2019

TARONIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

300 W. Clarendon Avenue, Suite 230

Phoenix, AZ 85013

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866-370-3835)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRNX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2019, in connection with the previously announced distribution by Taronis Technologies Inc. (“Taronis Technologies”) of 100% of the outstanding common stock of Taronis Fuels, Inc. (“Taronis Fuels”) to Taronis Fuels shareholders (the “ Distribution”), Taronis Technologies entered into several agreements with Taronis Fuels that govern the relationships of the parties following the Distribution, including the following:

●	Master Distribution Agreement;

●	Separation Agreement;

●	Tax Sharing Agreement;

●	Transition Services Agreement; and

●	Distribution and License Agreement.

A summary of the material terms of these agreements can be found in the section entitled “Relationship with Taronis Technologies After the Spinoff —Material Agreements Between Taronis Technologies and Us” in the Information Statement filed as Exhibit 99.1 to Taronis Fuels’ Registration Statement on Form 10 filed with the Securities and Exchange Commission on September 30, 2019, as amended, which is incorporated herein by reference. The summary is qualified in its entirety by reference to the Master Distribution Agreement, Separation Agreement, Tax Sharing Agreement, Transition Services Agreement, and Distribution and License Agreement, filed as Exhibits 2.1, 2.2, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 5, 2019, Taronis Technologies completed the Distribution. Taronis Fuels held Taronis Technologies’ gas and welding supply business and, as a result of the Distribution, is now an independent public company. The Distribution was made to Taronis Technologies’ shareholders of record as of the close of business on November 29, 2019 (the “Record Date”), who received five shares of Taronis Fuels common stock for each Taronis Technologies common share held as of the Record Date. In the aggregate, 138,787,021 shares of Taronis Fuels common stock were distributed to Taronis Technologies’ shareholders in the Distribution.

Item 9.01 Financial Statements and Exhibits.

(b) The unaudited pro forma condensed consolidated financial statements of Taronis Technologies giving effect to the Distribution, and the related notes thereto, have been derived from its historical consolidated financial statements prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are attached hereto as Exhibit 99.1. Additional information regarding these financial statements is set forth in the introductory paragraphs to Exhibit 99.1.

(d) Exhibits.

Exhibit Number	Description

2.1	Master Distribution Agreement, dated as of December 2, 2019, by and between Taronis Technologies Inc. and Taronis Fuels, Inc. (incorporated by reference to Exhibit 2.1 to Taronis Fuels’ Registration Statement on Form 10-12G filed on December 13, 2019)

2.2	Separation Agreement, dated as of December 2, 2019, by and between Taronis Technologies Inc. and Taronis Fuels, Inc. (incorporated by reference to Exhibit 2.2 to Taronis Fuels’ Registration Statement on Form 10-12G filed on December 13, 2019)

10.1	Tax Sharing Agreement, dated as of December 2, 2019, by and between Taronis Technologies Inc. and Taronis Fuels, Inc. (incorporated by reference to Exhibit 10.1 to Taronis Fuels’ Registration Statement on Form 10-12G filed on December 13, 2019)

10.2	Transition Services Agreement, dated as of December 2, 2019, by and between Taronis Technologies Inc. and Taronis Fuels, Inc. (incorporated by reference to Exhibit 10.2 to Taronis Fuels’ Registration Statement on Form 10-12G filed on December 13, 2019)

10.3	Distribution and License Agreement, dated as of July 16, 2019, among Taronis Technologies Inc. and Taronis Fuels, Inc. (incorporated by reference to Exhibit 10.1 to Taronis Technologies, Inc.’s Current Report on Form 8-K filed on July 17, 2019)

99.1	Taronis Technologies, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2020

TARONIS TECHNOLOGIES INC.

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer

Exhibit Index

Exhibit Number	Description

2.1	Master Distribution Agreement, dated as of December 2, 2019, by and between Taronis Technologies Inc. and Taronis Fuels, Inc. (incorporated by reference to Exhibit 2.1 to Taronis Fuels’ Registration Statement on Form 10-12G filed on December 13, 2019)

2.2	Separation Agreement, dated as of December 2, 2019, by and between Taronis Technologies Inc. and Taronis Fuels, Inc. (incorporated by reference to Exhibit 2.2 to Taronis Fuels’ Registration Statement on Form 10-12G filed on December 13, 2019)

10.1	Tax Sharing Agreement, dated as of December 2, 2019, by and between Taronis Technologies Inc. and Taronis Fuels, Inc. (incorporated by reference to Exhibit 10.1 to Taronis Fuels’ Registration Statement on Form 10-12G filed on December 13, 2019)

10.2	Transition Services Agreement, dated as of December 2, 2019, by and between Taronis Technologies Inc. and Taronis Fuels, Inc. (incorporated by reference to Exhibit 10.2 to Taronis Fuels’ Registration Statement on Form 10-12G filed on December 13, 2019)

10.3	Distribution and License Agreement, dated as of July 16, 2019, among Taronis Technologies Inc. and Taronis Fuels, Inc. (incorporated by reference to Exhibit 10.1 to Taronis Technologies, Inc.’s Current Report on Form 8-K filed on July 17, 2019)

99.1	Taronis Technologies, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements.